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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2014

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	000-53908 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)

2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)	30084-5336 (Zip Code)

Registrant's telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        The information contained in Item 2.03 of this Current Report on Form 8-K regarding (i) the Loan Guarantee Agreement dated as of February 20, 2014 (the "Loan Guarantee Agreement"), between us and the U.S. Department of Energy, acting by and through the Secretary of Energy (the "DOE"), (ii) the Note Purchase Agreement dated as of February 20, 2014 (the "Note Purchase Agreement"), among us, the Federal Financing Bank ("FFB") and the DOE, (iii) Future Advance Promissory Note No. 1 and Future Advance Promissory Note No. 2, each dated February 20, 2014, made by us to FFB (the "FFB Notes" and together with the Note Purchase Agreement, the "FFB Credit Facility Documents"), (iv) Reimbursement Note No. 1 and Reimbursement Note No. 2, each dated February 20, 2014, issued by us to the DOE (together, the "Reimbursement Notes"), (v) the Sixty-Seventh Supplemental Indenture dated as of February 1, 2014, between us and U. S. Bank National Association, as trustee (the "Supplemental Indenture"), which amends and supplements the Indenture, dated as of March 1, 1997, between us and U.S. Bank National Association, as trustee, as amended and supplemented (the "First Mortgage Indenture"), and (vi) the Owners Consent to Assignment and Direct Agreement and Amendment to Plant Alvin W. Vogtle Additional Units Ownership Participation Agreement dated as of February 20, 2014 (the "Owner Direct Agreement" and, together with the Loan Guarantee Agreement, the Reimbursement Notes, the FFB Credit Facility Documents and the First Mortgage Indenture, the "Loan Documents"), by and among Georgia Power Company ("Georgia Power"), us, Municipal Electric Authority of Georgia and the City of Dalton, Georgia (together, the "Co-owners"), which agreements have been filed herewith as Exhibits 4.1 through 4.8 and 10.1, respectively, is incorporated into this Item 1.01.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        Pursuant to the loan guarantee program established under Title XVII of the Energy Policy Act of 2005 (the "Title XVII Loan Guarantee Program"), we and the DOE entered into the Loan Guarantee Agreement on February 20, 2014, pursuant to which the DOE agreed to guarantee our obligations under the FFB Credit Facility Documents (the "DOE Guarantee"). The FFB Credit Facility Documents provide for a multi-advance term loan facility (the "Facility"), under which we may make term loan borrowings through FFB.

        Proceeds of advances made under the Facility will be used to reimburse us for a portion of certain costs of construction relating to Vogtle Units No. 3 and No. 4 that are eligible for financing under the Title XVII Loan Guarantee Program ("Eligible Project Costs"). Aggregate borrowings under the Facility may not exceed the lesser of (i) 70% of Eligible Project Costs or (ii) $3.057 billion, $335 million of which is designated for capitalized interest.

        Under the Loan Guarantee Agreement, we are obligated to reimburse the DOE in the event the DOE is required to make any payments to FFB under the DOE Guarantee. Our payment obligations to FFB under the FFB Notes and reimbursement obligations to the DOE under the Reimbursement Notes are secured equally and ratably with all of our other notes and obligations issued under the First Mortgage Indenture by a lien on substantially all of our owned tangible and certain of our intangible assets, including property we acquire in the future. The mortgaged property includes our electric generating plants, the wholesale power contracts with our members and some of our contracts for the purchase, sale or transmission of electricity of more than one year in duration or that relate to the ownership, operation, construction or maintenance of our electric generation facilities, including Vogtle Units No. 3 and No. 4.

        Advances.    Advances may be requested under the Facility on a quarterly basis through December 31, 2020. In connection with the closing of the Loan Guarantee Agreement, on February 20, 2014, we made an initial borrowing in the principal amount of $725 million.

        Future advances are subject to satisfaction of customary conditions, as well as certification of compliance with the requirements of the Title XVII Loan Guarantee Program, accuracy of project-related representations and warranties, delivery of updated project-related information, certification regarding Georgia Power's compliance with certain obligations relating to the Cargo Preference Act, as amended, evidence of compliance with the prevailing wage requirements of the Davis-Bacon Act, as amended, and certification from DOE's consulting engineer that proceeds of the advance are used to reimburse Eligible Project Costs.

        Maturity, Interest Rate and Amortization.    The final maturity date for each advance under the Facility is February 20, 2044. Interest is payable quarterly in arrears on February 20, May 20, August 20 and November 20 of each year. Principal payments will begin on February 20, 2020.

        Under Future Advance Promissory Note No. 1, we may select an interest rate period applicable to each advance, with such interest rate period ranging from three months to the final maturity date. All advances under Future Advance Promissory Note No. 2 will bear a fixed rate of interest through the final maturity date. Under both FFB Notes, the interest rates during the applicable interest rate periods will equal the current average yield on U.S. Treasuries of comparable maturity at the beginning of the interest rate period, plus a spread equal to 0.375%. The interest rate applicable to our initial borrowing under the Facility is 3.867% for an interest rate period that extends to the final maturity date.

        In connection with our entry into the Loan Guarantee Agreement and the FFB Credit Facility Documents, we incurred issuance costs of approximately $51 million, which will be amortized over the life of the borrowings under the Facility. Issuance costs include fees payable to the DOE, legal and consulting expenses and costs for compliance with certain federal requirements (including compliance with the Davis-Bacon Act).

        Covenants.    Under the Loan Guarantee Agreement, we are subject to customary borrower affirmative and negative covenants. In addition, we are subject to project-related reporting requirements and other project-specific affirmative covenants, including compliance with the requirements of the Title XVII Loan Guarantee Program, construction of Vogtle Units No. 3 and No. 4 in accordance with the requirements of the combined construction permits and operating licenses issued by the Nuclear Regulatory Commission (the "NRC"), maintenance of rights to patents and technology necessary to construct and operate the additional Vogtle units, and compliance with the Foreign Corrupt Practices Act, as amended, certain anti-terrorism laws and the Davis-Bacon Act. In addition, we are subject to certain project-specific negative covenants, including restrictions on transfer of our undivided ownership interest in Vogtle Units No. 3 and No. 4 prior to commercial operation of both units, agreeing to removal or replacement of Georgia Power or Southern Nuclear Operating Company, Inc. ("Southern Nuclear") in their respective roles as agents for the Co-owners in connection with Vogtle Units No. 3 and No. 4 and certain amendments to the principal contracts relating to Vogtle Units No. 3 and No. 4.

        Events of Default.    Under the Loan Guarantee Agreement, we are subject to customary events of default, including the failure to make payments when due, bankruptcy/insolvency events, invalidity of the DOE's security interests or related loan agreements and breaches of representations and covenants. In addition, any of (i) failure to make payments under the Engineering Procurement and Construction Contract, as amended (the "EPC Contract"), between the Co-owners and Westinghouse Electric Company, LLC and Stone & Webster, Inc. (together, the "Contractors") or certain other agreements providing intellectual property rights for Vogtle Units No. 3 and No. 4, (ii) cross-payment default and cross-acceleration to certain other indebtedness, and (iii) failure to have contractual rights to at least two reloads of fuel assemblies and related rights to a core monitoring system that complies with the combined operating licenses, will trigger an event of default under the Loan Guarantee Agreement.

        The Loan Guarantee Agreement also includes events of default specific to the Title XVII Loan Guarantee Program, including abandonment of the project under certain circumstances or the failure of us, Georgia Power or Southern Nuclear to comply with Title XVII, the related DOE regulations, other requirements of the Title XVII Loan Guarantee Program or other laws.

        The Loan Guarantee Agreement contains usual and customary notice and grace periods and remedies with respect to the occurrence of an event of default, except that our loan obligations, the FFB Notes and the Reimbursement Notes may only be accelerated as provided in the First Mortgage Indenture upon the occurrence of the limited events of default provided therein.

        Alternate Amortization.    If certain events occur, at DOE's option the FFB's commitment to make further advances under the Facility will terminate and we will be required to repay the outstanding principal amount of all borrowings under the Facility over a period of five years with level principal amortization. These events include cessation of the construction of Vogtle Units No. 3 and No. 4 under certain circumstances, termination of the EPC Contract, loss of or failure to receive necessary regulatory approvals, loss of access to intellectual property rights necessary to construct or operate Vogtle Units No. 3 and No. 4, our failure to fund our share of operation and maintenance expenses for Vogtle Units No. 3 and No. 4 for twelve consecutive months, change of control of Oglethorpe and certain events of loss or condemnation. If we receive proceeds from an event of condemnation relating to Vogtle Units No. 3 and No. 4, such proceeds must be applied to immediately prepay outstanding borrowings under the Facility.

        In the event we are required to repay the loan over five years after termination by the co-owners of the EPC contract, DOE may elect to continue construction of Vogtle Units No. 3 and No. 4. Under the terms of the Owner Direct Agreement, in such event, the DOE will have the right, subject to certain conditions including obtaining necessary NRC approvals, to assume our rights and obligations under the principal agreements relating to Vogtle Units No. 3 and No. 4 and to acquire all or a portion of our ownership interest in Vogtle Units No. 3 and No. 4.

        Optional Prepayments.    Prior to the end of the availability period for advances under the FFB Notes, we may, with DOE's consent, voluntarily prepay a portion of outstanding borrowings under the Facility, and without DOE's consent, prepay outstanding borrowings under the Facility in full and cancel the remaining Facility commitment. Following the end of the availability period for advances under the FFB Notes, we may, without DOE's consent, voluntarily prepay all or any portion of the principal amount of any outstanding borrowings at any time.

        Under the FFB Credit Facility Documents, any payment of principal of an advance made prior to the date such payment is due in accordance with the amortization schedule for such advance will be subject to a make-whole premium or discount, as applicable.

        Role of Third Parties.    Compliance by one or more of Georgia Power and Southern Nuclear, in their roles as agent for the Co-owners of Vogtle Units No. 3 and No. 4, the other Co-owners of Vogtle Units No. 3 and No. 4 and the Contractors and certain of the Contractors' affiliates, with certain laws, including the Cargo Preference Act, the Davis-Bacon Act and certain foreign corrupt practices and anti-terrorism laws could affect our ability to obtain advances under the Facility or maintain compliance with the requirements of the Loan Guarantee Agreement. We have entered into agreements with Georgia Power and the Contractors to address certain of these conditions for advance and compliance matters.

        The foregoing description of the Loan Documents, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan Documents, which are attached hereto as Exhibits 4.1 through 4.8 and 10.1 and incorporated herein by reference.

        The Loan Documents have been included to provide investors and security holders with information regarding the terms of such agreements. The Loan Documents are not intended to provide any other factual or financial information about us. The representations, warranties and covenants contained in the Loan Documents were made only for purposes of such agreements and are as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by the parties thereto; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of us or our business. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Loan Documents, which subsequent information may or may not be fully reflected in our public disclosures.

Item 9.01.    Financial Statements and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Not applicable.

(d)
Exhibits

4.1	Note Purchase Agreement, dated as of February 20, 2014, between Oglethorpe Power Corporation, Federal Financing Bank and United States Department of Energy.
4.2	Future Advance Promissory Note No. 1, dated February 20, 2014, in the face principal amount of $155,000,000, from Oglethorpe Power Corporation to Federal Financing Bank.
4.3	Future Advance Promissory Note No. 2, dated February 20, 2014, in the face principal amount of $2,566,597,857, from Oglethorpe Power Corporation to Federal Financing Bank
4.4	Loan Guarantee Agreement, dated as of February 20, 2014, between Oglethorpe Power Corporation and the United States Department of Energy, acting by and through the Secretary of Energy.
4.5	Reimbursement Note No. 1, dated February 20, 2014, issued by Oglethorpe Power Corporation to the Department of Energy.
4.6	Reimbursement Note No. 2, dated February 20, 2014, issued by Oglethorpe Power Corporation to the Department of Energy.
4.7
Indenture, dated as of March 1, 1997, made by Oglethorpe Power Corporation to SunTrust Bank, Atlanta, as trustee. (filed as Exhibit 4.8.1 to Oglethorpe's Form 10-K for the fiscal year ended December 31, 1996, File No. 33-7591.)
4.8
Sixty-Seventh Supplemental Indenture, dated as of December 1, 2013, made by Oglethorpe Power Corporation to U.S. Bank National Association, as trustee, relating to Future Advance Promissory Note No. 1, Reimbursement Note No. 1, Future Advance Promissory Note No. 2, Reimbursement Note No. 2 and amendments to the Indenture.
10.1
Owners Consent to Assignment and Direct Agreement and Amendment to Plant Alvin W. Vogtle Additional Units Ownership Participation Agreement by and among Georgia Power, Oglethorpe Power Corporation, Municipal Electric Authority of Georgia and the City of Dalton, Georgia dated as of February 20, 2014.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: February 20, 2014	By:	/s/ MICHAEL L. SMITH Michael L. Smith President and Chief Executive Officer

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE